SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934
                              (Amendment No.   )
                                            ---



Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:
                                    --------------------------------------------
          2) Form, Schedule or Registration Statement No:
                                                         -----------------------
          3) Filing Party:
                          ------------------------------------------------------
          4) Date Filed:
                        --------------------------------------------------------

                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                            401 South Illinois Avenue
                               Oak Ridge, TN 37830
                                 April 29, 2003

To the Shareholders of

     Tennessee Valley Financial Holdings, Inc.,

     You are cordially invited to attend the annual meeting of shareholders of Tennessee Valley Financial Holdings, Inc. (the "Company"), which will be held at our main office located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, on Tuesday, April 29, 2003, at 6:30 p.m., Eastern Time.

     At the meeting, you will be asked to:

          o elect nine (9) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

          o ratify the appointment of Pugh & Company P.C., Certified Public Accountants, as auditors for the Company for 2003;

          o transact other business that properly comes before the meeting or any adjournment of the meeting.


     We have enclosed a notice of the annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement.

     It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed form of proxy whether or not you plan to attend the meeting. If you are present at the meeting and wish to vote your shares personally, your form of proxy can be revoked upon your request prior to balloting.

     We urge you to return your form of proxy by mailing it in the enclosed postage-paid envelope to be received no later than 5:00 p.m. on April 29, 2003.

     This proxy statement incorporates documents by reference which are not presented herein or delivered herewith. These documents include our annual report on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission. These documents are available on request without charge from Mark Holder, Senior Vice President, Tennessee Valley Financial Holdings, Inc., 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, telephone number 865-483-9444. In order to ensure timely delivery of the documents, any request should be made by April 20, 2003.

                                 Sincerely yours,

                                 /s/ Thomas E. Tuck

                                 Thomas E. Tuck
                                 President and Chief Executive Officer

                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                            401 South Illinois Avenue
                               Oak Ridge, TN 37830

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 2003

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Tennessee Valley Financial Holdings, Inc., a Tennessee banking corporation (the "Company"), will be held April 29, 2003 at 6:30 p.m. local time, at the Company's Main Office located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, for the following purposes:

     1. To elect nine (9) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

     2. To ratify the appointment of Pugh & Company P.C., Certified Public Accountants, as auditors for the Company for 2003;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only those shareholders of record at 5:00 p.m., local time, on March 31, 2003, are entitled to notice of and to vote at the Meeting. Each shareholder, even though he or she now plans to attend the Meeting, should execute and return the enclosed proxy without delay. A self-addressed postage prepaid envelope is enclosed for this purpose. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, his or her proxy will not be used. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised, by filing with the Secretary of the Company, a written revocation or duly executed proxy bearing a later date.

     This proxy statement incorporated documents by reference which are not presented herein or delivered herewith. These documents are available on request without charge from Mark Holder, Senior Vice President, Tennessee Valley Financial Holdings, Inc., 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, telephone number 865-483-9444. In order to ensure timely delivery of the documents, any request should be made by April 20, 2003.



                                 By Order of the Board of Directors

                                 /s/ Mark Holder
                                 -------------------------
                                 Mark Holder, Secretary

Oak Ridge, Tennessee
Dated: March 31, 2003

                                  PROXY STATEMENT
                                       OF
                    TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                   FOR THE ANNUAL MEETING OF ITS SHAREHOLDERS
                            TO BE HELD APRIL 29, 2003
                 ---------------------------------------------

General

     This proxy statement is being furnished to the holders of common stock, par value $1.00 per share ("Common Shares"), of Tennessee Valley Financial Holdings, Inc., a Tennessee corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders of the Company to be held on April 29, 2003, at 6:30 p.m., local time, at the Company's main office, 401 South Illinois Avenue, Oak Ridge, Tennessee and at any adjournment or adjournments thereof (the "Meeting").

     This proxy statement and the accompanying form of proxy are first being mailed to shareholders of Tennessee Valley Financial Holdings, Inc. on or about March 31, 2003.

Voting

     Shareholders of the Company of record at the close of business on March 31, 2003, the record date designated by the Board of Directors, will be entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 534,130 Common Shares.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Shares entitled to vote at the Meeting is necessary in order to constitute a quorum. At the Meeting, the Company's shareholders will vote

     o    to elect nine  directors;  and

     o to ratify the appointment of Pugh & Company, P.C. as the Company's independent auditors for 2003.

     The election of each of the nominees to the Board of Directors of the Company will require the affirmative vote of a plurality of the Common Shares voting at the Meeting. The affirmative vote of a majority of the Common Shares present or represented at the meeting, if a quorum exists, is required to ratify the appointment of Pugh & Company, P.C., as the Company's independent auditors for 2003. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     Each holder of the Common Shares is entitled to one vote for each Common Share held on all matters submitted before the Meeting or any adjournment or adjournments thereof. Cumulative voting is not provided for in the election of directors.

     Common Shares represented by properly executed proxies, unless previously revoked, will be voted in accordance with the instructions on such proxies. If no instruction is indicated on the proxy, the named holders of the proxies will vote such Common Shares in favor of all nominees named in this Proxy Statement, and the ratification of the selection of independent auditors. The named holders of proxies also will use their discretion in voting the Common Shares in connection with any other business that properly may come before the Meeting.

     Any shareholder who sends in a proxy has the power to revoke that proxy any time prior to the exercise of the proxy by giving written notice to the Secretary of the Company at its executive offices located at 401 South Illinois Avenue, Oak Ridge, Tennessee 37830. Shareholders also may revoke proxies either by a later dated proxy, if the Company receives such proxy prior to the exercise of the prior proxy, or by attending the Meeting and voting in person.

                 Information Regarding Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership of the Common Shares by (i) directors and persons nominated to become directors of the Company and executive officers of the Company, and (ii) directors and executive officers of the Company as a group. There are no persons known to the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company. The information shown in this table is based on information provided to the Company as of March 31, 2003.

                                                                  Amount and
                                                                  Nature of
                                                                  Beneficial
                                                                  Ownership
                                            Number             Percent of Class
Name of Beneficial Owner (1)              of Shares                  (2)
--------------------------------------------------------------------------------
J. Michael Anderson                        10,000                   1.87%
350 N. Illinois Ave.
Oak Ridge, TN 37830

Larry Beeman                               10,100                   1.89%
687 Emory Valley Road, Suite B
Oak Ridge, TN 37830

A.P. Cappiello                              6,667                   1.25%
100 Tulsa Road, Suite 28
Oak Ridge, TN 37830

Victor I. Dodson                           24,485                   4.58%
335 Warehouse Roard
Oak Ridge, TN 37830

Mark B. Holder (3)                          1,600                   0.30%
401 South Illinois Avenue
Oak Ridge, TN 37830

J. Frank Jamison                           11,000                   2.06%
138 Fairbanks Plaza
Oak Ridge, TN 37830

Terry L. Kerbs                              9,000                   1.68%
12016 Taylors Landing
Knoxville, TN 37922

Thomas D. Moye                              1,500                   0.28%
12408 Sparta Lane
Knoxville, TN 37922

Braxton L. Sadler (4)                       4,500                   0.84%
401 South Illinois Avenue
Oak Ridge, TN 37830

Thomas E. Tuck (5)                         22,250                   4.11%
401 South Illinois Avenue
Oak Ridge, TN 37830

W. Robert Witt                              1,724                   0.32%
9608 Turnbridge Lane
Knoxville, TN 37922

(ii) Directors and executive
officers as a group (6)                   102,826                  18.80%

     (1) Includes shares beneficially owned, directly or indirectly, together with associates. Also includes shares held as trustee and held by custodian by minor children. Shares subject to options are treated as issued and outstanding for the purpose of computing the percent class owned by such person or group but not for the purpose of computing the percent class owned by any other person or group.
     (2)  Business Address.
     (3)  Includes  1,500  shares  issuable  upon the  exercise of options.
     (4)  Includes  4,000  shares  issuable  upon the  exercise of options.
     (5)  Includes  7,400  shares  issuable  upon the  exercise of options.
     (6)  Includes 12,900 shares issuable upon the exercise of options.

                       Election of Directors (Proposal 1)

     The terms of the present Board of Directors of the Company expire annually. At the Meeting the following persons, all of whom are members of the present Board of Directors, are nominees for election. Each director elected at the Meeting will hold office until the annual meeting of shareholders held in 2004 or until his successor is elected and qualified.

     J. Michael Anderson    Victor I. Dodson      Dr. Thomas D. Moye, Jr.
     Larry Beeman           J. Frank Jamison      Thomas E. Tuck
     A.P. Cappiello         Terry L. Kerbs        William Robert Witt

     Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed above. Each nominee has consented to be a candidate and to serve, if elected. While the Board has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such an event should occur, the proxy will be voted with discretionary authority for a substitute or substitutes as shall be designated by the current Board of Directors.

The Board recommends that the shareholders vote FOR the proposed nominees.

                            Management of the Company

     The following table sets forth the names and certain information, as of December 31, 2002, concerning the directors and executive officers of the Company and TNBANK, our wholly-owned subsidiary (the "Bank"). Officers serve at the discretion of the Board of Directors. There are no family relationships between the directors and executive officers of the Company. None of the directors or executive officers serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940. No director of the Company is a director or executive officer of another bank holding company, bank, savings and loan association, or credit union. The directors and executive officers of the Company and their occupations for the last five years are as follows:


                                                                                                             Year First Elected to
                                                               Business Experience During                  or Appointed Director or
Name and Title                             Age                      Past Five Years                           Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------

J. Michael Anderson, Director              60           Owner of Hilltop Enterprises,  Inc.                         1995
LarryBeeman, Director                      59           Beeman & Johnson  Asset  Planning                           1995
A.P.  Cappiello,Director                   39           Attorney                                                    1995
Victor I.  Dodson, Director                65           Owner and President, Dodson Moving and Storage, Inc.        1995
J. Frank Jamison, Chairman of the Board    63           Owner and  President, Tele-Sys,  Inc.                       1995
Terry L. Kerbs                             55           Advanced  Office Systems,  President                        2001
Dr. Thomas D. Moye, Jr.                    54           Oral Surgeon                                                2001
Thomas E.Tuck Director, President          53           Banker                                                      1995
    And Chief  Executive  Officer
William Robert Witt                        62           Owner and President of Witt Building Materials              2001


                     Description of The Board and Committees

     The Board of the Company meets periodically as necessary. The Board of Directors of the Bank, the Company's primary business, holds monthly meetings and special meetings as called. Directors receive $400 for each Board of Directors meeting and $75 for each committee meeting attended. Total fees paid to the Directors during 2002 were $63,425. During the fiscal year ended December 31, 2002, the Board of Directors held 14 meetings. All directors attended more than 75% of the aggregate number of meetings of the Board and committees of the Board on which they served, except for Mssr. Jamison and who attended 30 of 41 Loan Committee meetings and Mssr. Moye, who did not attend any Audit Committee Meetings during the year. The Board of Directors has three standing committees consisting of the Loan, Investment and Audit Committees. The Board of Directors does not have a nominating or compensation committee.

     The Loan Committee, composed of Mssrs. Anderson, Tuck, Jamison, Witt, and Dodson, reviews loan requests and makes recommendations to the Board on loan policy matters that do not require a meeting of the full Board of Directors. The Loan Committee met 41 times in 2002.

     The Investment Committee, composed of Messrs. Beeman, Cappiello, Dodson, and Tuck, reviews and directs the investment portfolio of the Bank. The Investment Committee met once during 2002.


             Report of the Audit Committee of the Board of Directors

     The Audit Committee consists of Mssrs. Jamison, Moye, Beeman and Cappiello. The Board has not adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee met four times.

     The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company's internal accounting, auditing and financial reporting practices. The Audit Committee's chief duties are to:

     o hire one or more independent public accountants to audit the Company's books, records and financial statements and to review its system of accounting, including its system of internal control;

     o monitor and evaluate, independently and objectively, the Company's internal financial controls and financial reporting procedure;

     o discuss with the independent accountants the results of their audits and reviews;

     o periodically communicate the Audit Committee's findings to the Board of Directors; and

     o facilitate communication among the Board of Directors, the independent auditors, and the Company's management.

     The Audit Committee has obtained from the independent auditors, Pugh & Company, P. C., a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, including their receipt of fees from the Company, and satisfied itself that the auditors are independent of the Company.

     The Audit Committee has discussed with management the Company's audited financial statements for the year ended December 31, 2002. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditor's evaluation of the Company's financial statements. The Audit Committee has also discussed with the independent auditors it's evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its annual report on Form 10-KSB for the year ended December 31, 2002, for filing with the SEC. The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, Pugh & Company, P. C.

                                      Members of the Audit Committee:
                            A. P. Cappiello, Chairman           Frank Jamison
                            Mike Moye                           Larry Beeman


Audit Fees
----------

     For services rendered in 2002 by Pugh and Company, P. C., our principal independent auditors, we incurred the following fees:

     Audit Fees (for the audit of the 2002 financial statements):     $19,800

     Financial Information Systems Design and Implementation Fees:    $     0

     All Other Fees (consisting primarily of tax services):           $ 6,000


                       Compensation of Executive Officers

     The following table sets forth the aggregate compensation paid by the Company to its Chief Executive Officer for services rendered in all capacities during the years ended December 31, 2002, 2001 and 2000. No other executive officer's compensation exceeded $100,000 during such years.

No stock options were granted to any executive officers during 2002.

                           Summary Compensation Table
                                                                    Other Annual
Name and Principal Position    Year      Salary       Bonus         Compensation
--------------------------------------------------------------------------------
Thomas E. Tuck                 2002     $104,160    $ 19,998         $ 6,000
Director, President &          2001       98,475           -           4,200
  Chief Executive Officer      2000       90,000      18,750           5,200

     The following table sets forth information regarding stock options held at the end of or exercised in the year ended December 31, 2002 for the executive officer named in the Summary Compensation Table above as of December 31, 2002.

                                  Aggregated Option/SAR Exercises in Last Fiscal Year
                                         And Fiscal Year-End Option/SAR Values

                            Shares
                         acquired on      Value             Securities underlying
         Name              exercise      Realized          unexercised options at             Value of unexercised in-the-money
                                                                 December 31                   options at December 31, 2002(1)
         ----              --------      --------       -----------------------------         ---------------------------------
                                                        Exercisable      Unexercisable        Exercisable         Unexercisable
                                                        -----------      -------------        -----------         -------------

Tom Tuck...........          -0-           -0-             7,400              -0-              $ 7,400                 $0
---------------------

(1)  Based on recent trades of which management is aware of $17 per share.



                   Beneficial Ownership Reporting Compliance

     Under the federal securities laws, the Company's directors, executive officers and any persons holding more than 10 % of the Common Shares are required to report their ownership of the Common Shares and any changes in that ownership to the SEC. These persons also are required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file timely during 2002. Based solely on a review of the reports furnished to the Company or written representation from the Company's directors and executive officers, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers during 2002.

                 Certain Relationships and Related Transactions

     Some directors and officers of the Company are customers of its subsidiary, the Bank, and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.


                  Approval of Independent Auditors (Proposal 2)

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has selected Pugh & Company, P.C., Certified Public Accountants as its independent auditors for 2003. Pugh & Company, P.C., Certified Public Accountants were also employed by the Company in this capacity in 2002. A representative of Pugh & Company, P.C., Certified Public Accountants is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. The representative is also expected to be available to respond to appropriate questions.

     The Board recommends that shareholders vote FOR the approval of Pugh & Co., P.C., as the Company's independent auditors for 2003.

                            Expenses of Solicitation

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will pay the total expense of preparing, assembling, printing, and mailing proxies and proxy solicitation materials. It may be that, following the original solicitation; some further solicitation will be made by telephone or other communications with some shareholders. Officers and directors of the Company, who will not receive additional compensation for such activities, will make all such further solicitation.

                              Shareholder Proposals

     Shareholders' proposals intended to be presented at the 2004 annual meeting of shareholders must be received by the Company at its executive offices on or before December 31, 2003, to be included in the proxy statement and form of proxy relating to that meeting.

                                  Other Matters

     At the time of preparation of the proxy statement, the Board of Directors of the Company has not been informed and is not aware of any matters to be presented for action at the Meeting other than the matters listed in the notice of meeting included with this proxy statement/prospectus. If any other matters should come before the Meeting, or any adjournment thereof, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote on such matters according to their best judgment.

                  Availability of Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules thereto, which is filed with the SEC, is available without charge to each shareholder of record upon written request to the Company, Attn: Mark Holder, Senior Vice President, 401 South Illinois Avenue, Oak Ridge, Tennessee 37830. Each such written request must set forth a good faith representation that as of the record date March 31, 2003, the person making the request was a beneficial owner of Common Shares entitled to vote at the Meeting. Exhibits to the Form 10-KSB will also be supplied upon written request to the Senior Vice President and payment to the Company of its cost of furnishing the requested exhibits. The copy of the Form 10-KSB furnished without charge to the requesting shareholder will be accompanied by a list briefly describing all of the exhibits and indicating the cost of furnishing the exhibits.

                           BY THE ORDER OF THE BOARD OF DIRECTORS


                           /s/  Thomas E. Tuck
                           -----------------------------------------------
                           Thomas E. Tuck, President and Chief Executive Officer


 March 31, 2002

--------------------------------------------------------------------------------
           REVOCABLE PROXY - TENNESSEE VALLEY FINANCIAL HOLDINGS, INC.
                 Annual Meeting of Shareholders, April 29, 2003
--------------------------------------------------------------------------------


The undersigned does hereby appoint Thomas E. Tuck, J. Frank Jamison and each of them, with full power to each of substitution and revocation as proxies to vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by them of record as of March 31, 2003, at Meeting of Shareholders to be held at the Company's Main Office, 401 South Illinois Avenue, Oak Ridge, Tennessee 37830, on April 29, 2003, at 6:30 p.m., local time, and at any and all adjournments, upon the following matters:

1. To elect as directors all nominees listed below (except as marked to the contrary below).
                                                                          VOTE
     J. Michael Anderson  Victor I. Dodson   Thomas E. Tuck    FOR      WITHHELD
     Larry Beeman         J. Frank Jamison   Thomas D. Moye    [  ]       [  ]
     A.P. Cappiello       Terry L. Kerbs     W. Robert Witt

     INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

     ---------------------------------------------------------------------------

2. To approve the appointment of Pugh and Company, P.C., CPAs as the independent auditors for the Company for 2003.

                 [  ] FOR           [  ] AGAINST      [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereon.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made this proxy will be voted for Proposals 1 and 2.




IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF
FURTHER   REQUESTS   FOR  PROXIES  TO  ENSURE  A  QUORUM  AT  THE   MEETING.   A
SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                [Tennessee Valley Financial Holdings, Inc. Logo]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    Please complete, date, sign and mail the
         detached proxy card in the enclosed postage-prepaid envelope.






                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 2002 fiscal year.



                                   Signature
                                             -----------------------------------

                                   Signature
                                             -----------------------------------

                                   Date                                   , 2003
                                        ---------------------------------

Please sign exactly as name (or names) appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign its partnership name by authorized person.

---------------------------------------------------------

           MEETING RESPONSE

Please sign, date and return promptly in the Enclosed self-addressed stamped envelope.

[   ]  I will attend

[   ]  I will bring ___ guests

[   ]  I will not attend


------------------------------------------------
Signature                             Date